
  ----------------------------------------------------
  CASE NAME:                     Venus Exploration,                         Exhibit 99.1
                                  Inc
  ----------------------------------------------------           ----------------------------------

  ----------------------------------------------------
  CASE:                          02-13109-BP-11
  ----------------------------------------------------
                                                                 ACCRUAL BASIS
  ----------------------------------------------------
  JUDGE:  Bill Parker                                               9/20/03
  ----------------------------------------------------







                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                           MONTH ENDING: August, 2003

                                     Note 1

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCURAL BASIS-1 THROUGH ACCURAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.










     RESPONSIBLE PARTY:


     /s/ EUGENE L. AMES, Jr.                        CEO
     ---------------------------                    ---------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY        TITLE


     Eugene L. Ames, Jr
     ---------------------------
     PRINTED NAME OF RESPONSIBLE PARTY              DATE
                                                          9/22/2003



     PREPARER:


     /s/ TERRY F. HARDEMAN                          Chief Accounting Officer
     ---------------------------                    ----------------------------
     ORIGINAL SIGNATURE OF PREPARER                 TITLE


     Terry F. Hardeman
     ---------------------------
     PRINTED NAME OF PREPARER                       DATE
                                                                       9/22/2003


  ----------------------------------------------------
  CASE NAME:                     Venus Exploration,                  ACCRUAL BASIS-1
                                  Inc
  ----------------------------------------------------

  ----------------------------------------------------
  CASE:                          02-13109-BP-11                             9/20/03
  ----------------------------------------------------

  --------------------------------------------------------------------------------------------------
  COMPARATIVE BALANCE SHEET
  --------------------------------------------------------------------------------------------------
                                             SCHEDULE      MONTH          MONTH          MONTH
                                                      ----------------------------------------------
  ASSETS                                      AMOUNT    June, 2003     July, 2003     August, 2003
  --------------------------------------------------------------------------------------------------
   1. UNRESTRICTED CASH                                   $69,663.85     $55,669.97      $49,046.67
  --------------------------------------------------------------------------------------------------
   2. RESTRICTED CASH            Schedule 17           $1,518,689.52  $1,519,656.90   $1,948,798.42
  --------------------------------------------------------------------------------------------------
   3. TOTAL CASH                                       $1,588,353.37  $1,575,326.87   $1,997,845.09
  --------------------------------------------------------------------------------------------------
   4. ACCOUNTS RECEIVABLE, NET                           $342,202.53    $319,843.33     $344,936.90
  --------------------------------------------------------------------------------------------------
   5. INVENTORY
  --------------------------------------------------------------------------------------------------
   6. NOTES RECEIVABLE
  --------------------------------------------------------------------------------------------------
   7. PREPAID EXPENSES                                    $70,349.03     $63,559.64      $59,531.34
  --------------------------------------------------------------------------------------------------
   8. OTHER (ATTACH LIST)
  --------------------------------------------------------------------------------------------------
   9. TOTAL CURRENT ASSETS                             $2,000,904.93  $1,958,729.84   $2,402,313.33
  --------------------------------------------------------------------------------------------------
      PROPERTY, PLANT, &         Schedule 16
  10.  EQUIPMENT                                       $5,920,803.68  $5,920,803.68   $5,760,277.71
  --------------------------------------------------------------------------------------------------
      LESS:  ACCUMULATED         Schedule 16
  11.  DEPRECIATION/DEPLETION                         ($3,999,076.06)($4,015,836.17) ($3,971,066.45)
  --------------------------------------------------------------------------------------------------
  12. NET PROPERTY, PLANT & EQUIPMENT                  $1,921,727.62  $1,904,967.51   $1,789,211.26
  --------------------------------------------------------------------------------------------------
  13. DUE FROM INSIDERS                                    $9,353.43      $9,289.99       $9,346.98
  --------------------------------------------------------------------------------------------------
      OTHER ASSETS - NET OF      Schedule 1
  14.  AMORTIZATION (ATTACH LIST)                          $6,545.00      $6,545.00       $6,545.00
  --------------------------------------------------------------------------------------------------
  15. OTHER (ATTACH LIST)
  --------------------------------------------------------------------------------------------------
   16 TOTAL ASSETS                                     $3,938,530.98  $3,879,532.34   $4,207,416.57
  --------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------
  17. ACCOUNTS PAYABLE                                   $128,986.75     $95,215.33     $113,763.75
  --------------------------------------------------------------------------------------------------
  18. TAXES PAYABLE
  --------------------------------------------------------------------------------------------------
  19. NOTES PAYABLE
  --------------------------------------------------------------------------------------------------
  20. PROFESSIONAL FEES
  --------------------------------------------------------------------------------------------------
  21. SECURED DEBT
  --------------------------------------------------------------------------------------------------
  22. OTHER (ATTACH LIST)        Accrued Payables         $29,575.53     $40,311.93      $40,981.38
  --------------------------------------------------------------------------------------------------
  23. TOTAL POSTPETITION LIABILITIES                     $158,562.28    $135,527.26     $154,745.13
  --------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  --------------------------------------------------------------------------------------------------
  24. SECURED DEBT                                     $1,505,431.11  $1,505,232.53   $1,505,232.53
  --------------------------------------------------------------------------------------------------
  25. PRIORITY DEBT
  --------------------------------------------------------------------------------------------------
  26. UNSECURED DEBT                                   $6,064,217.05  $6,049,477.51   $6,049,477.51
  --------------------------------------------------------------------------------------------------
  27. OTHER (ATTACH LIST)        Schedule 2               $38,700.77     $37,104.65      $35,508.53
  --------------------------------------------------------------------------------------------------
  28. TOTAL PREPETITION LIABILITIES                    $7,608,348.93  $7,591,814.69   $7,590,218.57
  --------------------------------------------------------------------------------------------------
  29. TOTAL LIABILITIES                                $7,766,911.21  $7,727,341.95   $7,744,963.70
  --------------------------------------------------------------------------------------------------
  EQUITY
  --------------------------------------------------------------------------------------------------
  30. PREPETITION OWNERS' EQUITY                      ($3,752,128.04)($3,752,128.04) ($3,752,128.04)
  --------------------------------------------------------------------------------------------------
  31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)           ($37,606.41)   ($27,393.97)    $269,281.91
  --------------------------------------------------------------------------------------------------
      DIRECT CHARGES TO EQUITY   Note 2
  32.  (ATTACHMENT EXPLANATION)                          ($38,645.78)   ($68,287.60)    ($54,701.00)
  --------------------------------------------------------------------------------------------------
  33. TOTAL EQUITY                                    ($3,828,380.23)($3,847,809.61) ($3,537,547.13)
  --------------------------------------------------------------------------------------------------
  34. TOTAL LIABILITIES & OWNERS' EQUITY               $3,938,530.98  $3,879,532.34   $4,207,416.57
  --------------------------------------------------------------------------------------------------
                                                                                              $0.00
----------------------------------------------------------------------------------------------------




  -----------------------------------------------------
  CASE NAME:                     Venus Exploration, Inc            ACCRUAL BASIS-2
  -----------------------------------------------------

  -----------------------------------------------------
  CASE:                          02-13109-BP-11                         9/20/03
  -----------------------------------------------------

  -----------------------------------------
  INCOME STATEMENT
  ------------------------------------------------------------------------------------------------
                                              MONTH       MONTH        MONTH         QUARTER
                                           -------------------------------------------------------
  REVENUES                                  June, 2003  July, 2003 August, 2003       TOTAL
  ------------------------------------------------------------------------------------------------
   1. GROSS REVENUES             Note 2    $178,758.49 $150,564.74  $157,813.65       $487,136.88
  ------------------------------------------------------------------------------------------------
   2. LESS: RETURNS & DISCOUNTS
  ------------------------------------------------------------------------------------------------
   3. NET REVENUE           Schedule 14    $178,758.49 $150,564.74  $157,813.65       $487,136.88
  ------------------------------------------------------------------------------------------------
  COSTS OF GOODS SOLD
  ------------------------------------------------------------------------------------------------
   4. MATERIAL
  ------------------------------------------------------------------------------------------------
   5. DIRECT LABOR
  ------------------------------------------------------------------------------------------------
   6. DIRECT OVERHEAD
  ------------------------------------------------------------------------------------------------
   7. TOTAL COST OF GOODS SOLD                   $0.00       $0.00        $0.00             $0.00
  ------------------------------------------------------------------------------------------------
   8. GROSS PROFIT                         $178,758.49 $150,564.74  $157,813.65       $487,136.88
  ------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ------------------------------------------------------------------------------------------------
   9. OFFICER /  INSIDER COMPENSATION            $0.00       $0.00        $0.00             $0.00
  ------------------------------------------------------------------------------------------------
  10. SELLING & MARKETING
  ------------------------------------------------------------------------------------------------
  11. GENERAL & ADMINISTRATIVE  Schedule 3  $35,267.02  $31,701.00   $32,031.36        $98,999.38
  ------------------------------------------------------------------------------------------------
  12. RENT & LEASE                           $3,749.88   $3,749.88    $3,749.88        $11,249.64
  ------------------------------------------------------------------------------------------------
  13. OTHER (ATTACH LIST)       Schedule 4 $110,514.53  $78,485.97  $107,344.87       $296,345.37
  ------------------------------------------------------------------------------------------------
  14. TOTAL OPERATING EXPENSES             $149,531.43 $113,936.85  $143,126.11       $406,594.39
  ------------------------------------------------------------------------------------------------
      INCOME BEFORE NON-OPERATING INCOME &
  15.  EXPENSE                              $29,227.06  $36,627.89   $14,687.54        $80,542.49
  ------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSE
  ------------------------------------------------------------------------------------------------
      NON-OPERATING INCOME (ATT.
  16.  LIST)                   Schedule 5    $1,195.29   $8,662.11  $323,202.75       $333,060.15
  ------------------------------------------------------------------------------------------------
  17. NON-OPERATING EXPENSE (ATT. LIST)
  ------------------------------------------------------------------------------------------------
  18. INTEREST EXPENSE        Schedule 12    $8,066.95  $14,491.24   $14,171.39        $36,729.58
  ------------------------------------------------------------------------------------------------
  19. DEPRECIATION / DEPLETION              $16,760.11  $16,760.11   $16,760.28        $50,280.50
  ------------------------------------------------------------------------------------------------
  20. AMORTIZATION                                                                          $0.00
  -----------------------------------------------------------------             ------------------
  21. OTHER (ATTACH LIST)        Schedule 15                         $10,000.00
  ------------------------------------------------------------------------------------------------
  22. NET OTHER INCOME & EXPENSES           $23,631.77  $22,589.24 ($282,271.08)     ($246,050.07)
  ------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ------------------------------------------------------------------------------------------------
  23. PROFESSIONAL FEES                                                                     $0.00
  ------------------------------------------------------------------------------------------------
  24. U. S. TRUSTEE FEES                     $5,000.00   $3,750.00                      $8,750.00
  ------------------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)        Schedule 6    $175.00      $76.21      $282.74           $533.95
  ------------------------------------------------------------------------------------------------
  26. TOTAL REORGANIZATION EXPENSES          $5,175.00   $3,826.21      $282.74         $9,283.95
  ------------------------------------------------------------------------------------------------
  27. INCOME TAX
  ------------------------------------------------------------------------------------------------
  28. NET PROFIT (LOSS)                        $420.29  $10,212.44  $296,675.88       $317,308.61
  ------------------------------------------------------------------------------------------------


  -----------------------------------------------------
  CASE NAME:                     Venus Exploration, Inc            ACCRUAL BASIS-3
  -----------------------------------------------------

  -----------------------------------------------------
  CASE:                          02-13109-BP-11                        9/20/03
  -----------------------------------------------------


  ------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                           MONTH       MONTH       MONTH          QUARTER
                                           -------------------------------------------------------
  DISBURSEMENTS                             June, 2003  July, 2003 August, 2003       TOTAL
  ------------------------------------------------------------------------------------------------
   1. CASH - BEGINNING OF MONTH             $66,559.13  $69,663.85  $55,669.97         $66,559.13
  ------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ------------------------------------------------------------------------------------------------
   2. CASH SALES                           $108,714.35 $101,253.75  $98,260.42        $308,228.52
  ------------------------------------------------------------------------------------------------
  COLLECTIONS OF ACCOUNTS RECEIVABLE
  ------------------------------------------------------------------------------------------------
   3. PREPETITON                                                                            $0.00
  ------------------------------------------------------------------------------------------------
   4. POSTPETITION                           $2,029.99   $2,207.07   $1,573.68          $5,810.74
  ------------------------------------------------------------------------------------------------
   5. TOTAL OPERATING RECEIPTS             $110,744.34 $103,460.82  $99,834.10        $314,039.26
  ------------------------------------------------------------------------------------------------
  NON-OPERATING RECEIPTS
  ------------------------------------------------------------------------------------------------
   6. LOANS & ADVANCES (ATTACH LIST)
  ------------------------------------------------------------------------------------------------
   7. SALE OF ASSETS
  ------------------------------------------------------------------------------------------------
   8. OTHER (ATTACH LIST)        Schedule 7  $5,963.91  $68,698.51  $21,989.22         $96,651.64
  ------------------------------------------------------------------------------------------------
   9. TOTAL NON-OPERATING RECEIPTS           $5,963.91  $68,698.51  $21,989.22         $96,651.64
  ------------------------------------------------------------------------------------------------
  10. TOTAL RECEIPTS                       $116,708.25 $172,159.33 $121,823.32        $410,690.90
  ------------------------------------------------------------------------------------------------
  11. TOTAL CASH AVAILABLE                 $183,267.38 $241,823.18 $177,493.29        $477,250.03
  ------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ------------------------------------------------------------------------------------------------
  12. NET PAYROLL                            $2,759.43   $2,724.29   $2,784.81          $8,268.53
  ------------------------------------------------------------------------------------------------
  13. PAYROLL TAXES PAID                       $998.02     $984.25   $1,007.97          $2,990.24
  ------------------------------------------------------------------------------------------------
  14. SALES, USE & OTHER TAXES PAID
  ------------------------------------------------------------------------------------------------
  15. SECURED / RENTAL / LEASES
  ------------------------------------------------------------------------------------------------
   16 UTILITIES
  ------------------------------------------------------------------------------------------------
  17. INSURANCE
  ------------------------------------------------------------------------------------------------
  18. INVENTORY PURCHASES
  ------------------------------------------------------------------------------------------------
  19. VEHICLE EXPENSES
  ------------------------------------------------------------------------------------------------
  20. TRAVEL
  ------------------------------------------------------------------------------------------------
  21. ENTERTAINMENT
  ------------------------------------------------------------------------------------------------
  22. REPAIRS & MAINTENANCE
  ------------------------------------------------------------------------------------------------
  23. SUPPLIES
  ------------------------------------------------------------------------------------------------
  24. ADVERTISING
  ------------------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)     Schedule 8   $109,846.08 $182,444.67 $124,653.84        $416,944.59
  ------------------------------------------------------------------------------------------------
  26. TOTAL OPERATING DISBURSEMENTS        $113,603.53 $186,153.21 $128,446.62        $428,203.36
  ------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ------------------------------------------------------------------------------------------------
  27. PROFESSIONAL FEES
  ------------------------------------------------------------------------------------------------
  28. U.S. TRUSTEE FEES
  ------------------------------------------------------------------------------------------------
  29. OTHER (ATTACH LIST)
  ------------------------------------------------------------------------------------------------
  30. TOTAL REORGANIZATION EXPENSES
  ------------------------------------------------------------------------------------------------
  31. TOTAL DISBURSEMENTS                  $113,603.53 $186,153.21 $128,446.62        $428,203.36
  ------------------------------------------------------------------------------------------------
  32. NET CASH FLOW                          $3,104.72 ($13,993.88) ($6,623.30)       ($17,512.46)
  ------------------------------------------------------------------------------------------------
  33. CASH - END OF MONTH     Schedule 13   $69,663.85  $55,669.97  $49,046.67         $49,046.67
  ------------------------------------------------------------------------------------------------




  ----------------------------------------------------
  CASE NAME:                     Venus Exploration,               ACCRUAL BASIS - 4
                                  Inc
  ----------------------------------------------------

  ----------------------------------------------------
  CASE:                          02-13109-BP-11                         9/20/03
  ----------------------------------------------------

  -------------------------------------------------------------------------------------------------
                                             SCHEDULE    MONTH        MONTH            MONTH
                                                      ---------------------------------------------
  ACCOUNTS RECEIVABLE AGING                   AMOUNT   June, 2003   July, 2003     August, 2003
  -------------------------------------------------------------------------------------------------
   1.                    0 - 30                       $210,993.05   $185,953.65        $211,000.36
  -------------------------------------------------------------------------------------------------
   2.                   31 - 60                        $13,952.45    $10,361.66          $7,323.07
  -------------------------------------------------------------------------------------------------
   3.                   61 - 90                         $1,031.92     $7,006.42          $4,303.36
  -------------------------------------------------------------------------------------------------
   4.                      91 +                       $187,847.82   $188,144.31        $193,932.82
  -------------------------------------------------------------------------------------------------
   5. TOTAL ACCOUNTS RECEIVABLE                       $413,825.24   $391,466.04        $416,559.61
  -------------------------------------------------------------------------------------------------
   6. AMOUNT CONSIDERED UNCOLLECTABLE                  $71,622.71    $71,622.71         $71,622.71
  -------------------------------------------------------------------------------------------------
   7. ACCOUNTS RECEIVABLE, NET                        $342,202.53   $319,843.33        $344,936.90
  -------------------------------------------------------------------------------------------------

  ----------------------------------------------------
                                                            MONTH: August, 2003
                                                                  ---------------------------------
  AGING OF POSTPETITON TAXES AND PAYABLES
  -------------------------------------------------------------------------------------------------
  TAXES PAYABLE                   0 -  30   31 -  60  61 - 90 DAYS  91 +  DAYS         TOTAL
                                     DAYS      DAYS
  -------------------------------------------------------------------------------------------------
   1. FEDERAL                         $0.00     $0.00       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
   2. STATE                           $0.00     $0.00       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
   3. LOCAL                           $0.00     $0.00       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
   4. OTHER (ATTACH LIST)             $0.00     $0.00       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
   5. TOTAL TAXES PAYABLE             $0.00     $0.00       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------

  -------------------------------           -------------------------------------------------------
   6. ACCOUNTS PAYABLE                                                                       $0.00
  -------------------------------           -------------------------------------------------------

  ------------------------------------------
                                                            MONTH: August, 2003
                                                                  ---------------------------------
  STATUS OF POSTPETITION TAXES
  -------------------------------------------------------------------------------------------------
  FEDERAL                                   BEGINNING   AMOUNT     AMOUNT PAID      ENDING TAX
                                               TAX      WITHHELD                     LIABILITY
                                             LIABILITY   AND OR
                                                         ACCRUED
  -------------------------------------------------------------------------------------------------
   1. WITHHOLDING**                             $0.00     $468.91       $468.91              $0.00
  -------------------------------------------------------------------------------------------------
   2. FICA - EMPLOYEE**                         $0.00     $269.53       $269.53              $0.00
  -------------------------------------------------------------------------------------------------
   3. FICA - EMPLOYER**                         $0.00     $269.53       $269.53              $0.00
  -------------------------------------------------------------------------------------------------
   4. UNEMPLOYMENT                              $0.00       $0.00         $0.00              $0.00
  ------------------------------------------                                    -------------------
   5. INCOME                                    $0.00       $0.00         $0.00              $0.00
  ------------------------------------------                                    -------------------
   6. OTHER (ATTACH LIST)                       $0.00       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
   7. TOTAL FEDERAL TAXES                       $0.00   $1,007.97     $1,007.97              $0.00
  -------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  -------------------------------------------------------------------------------------------------
   8. WITHHOLDING                                   0       $0.00         $0.00              $0.00
  ----------------------------------------------------                          -------------------
   9. SALES                                         0       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
  10. EXCISE                                        0       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
  11. UNEMPLOYMENT                                  0       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
  12. REAL PROPERTY                                 0       $0.00         $0.00              $0.00
  ----------------------------------------------------                          -------------------
  13. PERSONAL PROPERTY                             0       $0.00         $0.00              $0.00
  ----------------------------------------------------                          -------------------
  14. OTHER (ATTACH LIST)                           0       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
  15. TOTAL STATE & LOCAL                       $0.00       $0.00         $0.00              $0.00
  -------------------------------------------------------------------------------------------------
  16. TOTAL TAXES                               $0.00   $1,007.97     $1,007.97              $0.00
  -------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receiptSchedule 9 to verify payment or deposit.

                                                                Schedule 9




  ----------------------------------------------------
  CASE NAME:                     Venus Exploration,              ACCRUAL BASIS - 5
                                  Inc
  ----------------------------------------------------

  ----------------------------------------------------
  CASE:                          02-13109-BP-11                        9/20/03
  ----------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.





  -----------------------------------------
                                                           MONTH: August, 2003
                                                                 ----------------------------------
  BANK RECONCILIATIONS                     Account #1 Account #2   Account #3
  -------------------------------------------------------------------------------------------------
  A.      BANK                                Frost      Frost       Frost
  -------------------------------------------------------------------------------------------------
  B       ACCOUNT NUMBER                   01 0445703 01 0445606    01 0445681        TOTAL
  -------------------------------------------------------------------------------------------------
  C       PURPOSE (TYPE):                    Regular    Payroll      Rental
  -------------------------------------------------------------------------------------------------
   1. BALANCE PER BANK STATEMENT            86,664.99     924.19     12,284.49          $99,873.67
  -------------------------------------------------------------------------------------------------
   2. ADD:  TOTAL DEPOSITS NOT CREDITED     13,935.40                                   $13,935.40
  -------------------------------------------------------------------------------------------------
      SUBTRACT:  OUTSTANDING
   3.  CHECKS                              (53,164.95)              (11,897.45)        ($65,062.40)
  -------------------------------------------------------------------------------------------------
   4. OTHER RECONCILING ITEMS                                                                $0.00
  -------------------------------------------------------------------------------------------------
   5. MONTH END BALANCE PER ITEMS          $47,435.44    $924.19       $387.04          $48,746.67
  -------------------------------------------------------------------------------------------------
   6. NUMBER OF LAST CHECK WRITTEN               8212        105          1089
  -------------------------------------------------------------------------------------------------


  -----------------------------------------
  INVESTMENT ACCOUNTS                      Account #1 Account #2   Account #3
  -------------------------------------------------------------------------------------------------
  BANK , ACCOUNT NAME & NUMBER              DATE OF    TYPE OF   PURCHASE PRICE   CURRENT VALUE
                                             PURCHASE  INSTRUMENT
  -------------------------------------------------------------------------------------------------
   7.     ACCOUNT NUMBER
  -------------------------------------------------------------------------------------------------
   8.     PURPOSE (TYPE):
  -------------------------------------------------------------------------------------------------
   9. BALANCE PER BANK STATEMENT
  -------------------------------------------------------------------------------------------------
  10. ADD:  TOTAL DEPOSITS NOT CREDITED
  -------------------------------------------------------------------------------------------------
  11. TOTAL INVESTMENTS
  -------------------------------------------------------------------------------------------------


  -----------------------------------------
  CASH
  -------------------------------------------------------------------------------------------------
  12. CURRENCY ON HAND                                                                     $300.00
  -------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------
  13. TOTAL CASH - END OF MONTH                                                         $49,046.67
  -------------------------------------------------------------------------------------------------




  ----------------------------------------------------
  CASE  NAME:                    Venus Exploration,              ACCRUAL BASIS-6
                                  Inc
  ----------------------------------------------------

  ----------------------------------------------------
  CASE  NUMBER:                  02-13109-BP-11                         9/20/03
  ----------------------------------------------------

                                                           MONTH: August, 2003
                                                                 ----------------------------------

  ----------------------------------------------------
  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
  ----------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.





  ---------------------------------------------------------------
  INSIDERS
  ---------------------------------------------------------------
                                 TYPE  OF    AMOUNT   TOTAL PAID
              NAME               PAYMENT     PAID     TO DATE
  1. Ames Energy Company         Schedule 10       $0     $3,638
  ---------------------------------------------------------------
  2. John Y Ames                 Schedule 10  $11,728    $64,096
  ---------------------------------------------------------------
  3. Terry Hardeman              Schedule 10   $5,416    $42,571
  ---------------------------------------------------------------
  4. E L Ames, Jr                Schedule 10   $1,444     $8,665
  ---------------------------------------------------------------
  5.
  ---------------------------------------------------------------
  6. TOTAL  PAYMENTS
     TO  INSIDERS                             $18,589   $118,970
  ---------------------------------------------------------------


  -------------------------------------------------------------------------------------------------
  PROFESSIONALS
  -------------------------------------------------------------------------------------------------
                                    DATE  OF  COURT                             TOTAL
                                   ORDER      AMOUNT    AMOUNT     TOTAL  PAID  INCURRED
                                  AUTHORIZING
                   NAME            PAYMENT   APPROVED    PAID       TO  DATE    & UNPAID *
  -------------------------------------------------------------------------------------------------
  1. Ed Birkelo                    4/22/2003              $3,250        $20,500             $1,300
  -------------------------------------------------------------------------------------------------
  2. Larry Bennett                 4/22/2003              $2,955        $19,200               $705
  -------------------------------------------------------------------------------------------------
  3. Gloria Barrett                4/22/2003              $3,241        $20,453
  -------------------------------------------------------------------------------------------------
  4. Alan Bailey                   4/22/2003                             $9,680
  -------------------------------------------------------------------------------------------------
  5.
  -------------------------------------------------------------------------------------------------
  6. TOTAL  PAYMENTS
     TO  PROFESSIONALS                                    $9,446        $69,833             $2,005
  -------------------------------------------------------------------------------------------------

  *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

  ------------------------------------------------------------------------------
  POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
  PROTECTION  PAYMENTS
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  NAME OF CREDITOR                           SCHEDULEDAMOUNTS
                                             MONTHLY  PAID       TOTAL
                                             PAYMENTS DURING     UNPAID
                                             DUE      MONTH      POSTPETITION
  -------------------------------------------------------------------------------------------------
  1. Frost Bank                               $13,979    $13,979             $0
  ------------------------------------------------------------------------------
  2. North Frost Center                        $4,000     $4,000             $0
  ------------------------------------------------------------------------------
  3. Alamo Leasing                             $1,999     $1,999             $0
  ------------------------------------------------------------------------------
  4. Manifest Funding                          $1,596     $1,596             $0
  ------------------------------------------------------------------------------
  5. GE Capital                                  $279       $279             $0
  ------------------------------------------------------------------------------
  6. TOTAL                                    $21,853    $21,853             $0
  ------------------------------------------------------------------------------




  ----------------------------------------------------------------
  CASE  NAME:                    Venus Exploration,               ACCRUAL  BASIS-7
                                  Inc
  ----------------------------------------------------------------

  ----------------------------------------------------------------
  CASE  NUMBER:                  02-13109-BP-11                         9/20/03
  ----------------------------------------------------------------

                                                                  MONTH:        August, 2003
                                                                                -------------------

  -----------------------------------------
  QUESTIONNAIRE

  -------------------------------------------------------------------------------------------------
                                                                       YES              No
  -------------------------------------------------------------------------------------------------
   1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
      THE  NORMAL  COURSE  OF  BUSINESS  THIS         Schedule 11       X
       REPORTING  PERIOD?
  -------------------------------------------------------------------------------------------------
   2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
      OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                   X
  -------------------------------------------------------------------------------------------------
   3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE  FROM RELATED PARTIES?                                                  X
  -------------------------------------------------------------------------------------------------
   4. HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
      THIS REPORTING PERIOD?                                                             X
  -------------------------------------------------------------------------------------------------
   5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                             X
  -------------------------------------------------------------------------------------------------
   6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                 X
  -------------------------------------------------------------------------------------------------
   7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
      PAST  DUE?                                                                         X
  -------------------------------------------------------------------------------------------------
   8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                            X
  -------------------------------------------------------------------------------------------------
   9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                     X
  -------------------------------------------------------------------------------------------------
  10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
      DELINQUENT?                                                                        X
  -------------------------------------------------------------------------------------------------
  11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
      REPORTING PERIOD?                                                                  X
  -------------------------------------------------------------------------------------------------
  12. ARE ANY WAGE PAYMENTS PAST DUE?                                                    X
  -------------------------------------------------------------------------------------------------

  IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
  EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.


-----------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------
                                                                              YES
-------------------------------------------------------------------------------------------------
1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
   NECESSARY INSURANCE COVERAGES IN EFFECT?                                   X
-------------------------------------------------------------------------------------------------
2. ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                X
-------------------------------------------------------------------------------------------------
3. PLEASE  ITEMIZE  POLICIES  BELOW.
-------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.



-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                           INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------------------------
        TYPE  OF                                                              PAYMENT AMT
         POLICY                 CARRIER                       PERIOD COVERED   & FREQUENCY
------------------------------------------------------------------------------
   Crime Policy                Hartford Causality            7/1/03 - 6/30/06 178.33 per month
-------------------------------------------------------------------------------------------------
   Auto                        Central Mutual
                                Insurance Co                10/1/02 - 9/30/03 420.97 / Month
-------------------------------------------------------------------------------------------------
   Commercial Fire             Central Insurance Co         10/1/02 - 9/30/03   Paid Up
-------------------------------------------------------------------------------------------------
   Control of Well and         St Paul Surplus Line
    Liability                   Ins Co                       8/1/02 - 7/31/03 * Paid Up
-------------------------------------------------------------------------------------------------
   Umbrella                    St Paul Surplus Line
                                Ins Co                       8/1/02 - 7/31/03 * Paid Up
-------------------------------------------------------------------------------------------------
   Workman Compensation        Texas Mutual                  6/1/03 - 5/31/04   Paid Up
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
*  Insurance binders have been issued pending the placement of new policies.


Note 1
------------------------------

An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code.


Note 2
------------------------------

Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for two months after production. As of the date of this report, the production for August was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

The difference between the year to date accrual for the MOR and the year to date actual is an adjustment to retained earnings.

Schedule 1 - Other Assets
------------------------------
                                                              August
                                                      -----------------------
   Utility Deposit                                                  6,545.00
                                                      -----------------------
                                                                    6,545.00
                                                      -----------------------

Schedule 2 - Other Prepetition Liabilities
-----------------------------------------------------
                                                              August
                                                      -----------------------
   Rent Deposit                                                    20,477.92
   Deferred Federal Income Tax                                      1,475.00
   Obligations Under Capital Lease                                 13,555.61
                                                      -----------------------
                                                                   35,508.53
                                                      -----------------------
Schedule 3 - General and Administrative Expenses
------------------------------------------------------
    Salaries                                                        3,631.25
    Payroll taxes                                                     269.53
    Misc. employee expense                                          2,509.69
    Auto expense                                                    3,123.17
    Supplies                                                        2,234.21
    Bank fees                                                         244.62
    Legal & accounting serv.                                        8,926.88
    Consultants                                                    15,649.35
    Rent                                                            3,749.88
    Travel & entertainment                                            179.07
    Insurance                                                       2,220.42
    General Taxes
    Telephone                                                       1,345.45
    Postage                                                            80.73
    Dues, subs & pubs                                                  30.00
    Bankruptcy Expense                                                282.74
    Other G&A                                                       1,704.69
    Corporate expenses                                                411.00
    Overhead/Fees                                                 (10,528.70)
                                                      -----------------------
       Total                                                       36,063.98

    Less Amount reported on line 12 - Rent                         (3,749.88)
    Less Amount reported on line 24 & 25
         Reorganization
          Expenses                                                   (282.74)
                                                      -----------------------

   Amount reported on line 11                                      32,031.36
                                                      =======================

Schedule 4 - Other Operating Expenses
-----------------------------------------------------

   Production Taxes                                                13,821.33
   Lease Operating Expense                                         65,937.65
   Geological and Geophysical - Delay Rental                       19,062.15
                                Overhead                            2,682.00
   Workover                                                         5,841.74
                                                      -----------------------
                                                                  107,344.87
                                                      =======================

Schedule 5 - Non-Operating Income
-----------------------------------------------------
   Interest Income                                                    995.12
   Misc Income                                                        150.00
   Gain on Sale of Nome Field  Schedule 16                        322,057.63
                                                      -----------------------
                                                                  323,202.75
                                                      =======================
Schedule 6 - Other Reorganization Expenses
-----------------------------------------------------
   Deposition Transcript                                              259.00
   Fed EX                                                              23.74
                                                      -----------------------
                                                                      282.74
                                                      =======================

Schedule 7 - Other Non-Operating Receipts
------------------------------------------
   Delay Rental Collected from Partner                20,850.75
   Expense Reimbursement                               1,138.47

                                                    ------------
                                                      21,989.22
                                                    ============
Schedule 8 - Other Operating Disbursements
------------------------------------------

As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during August, except payroll and taxes which are shown on Lines 12 and 13.


Schedule 9 - Note Re: Payroll Tax Payments
------------------------------------------
   Payroll taxes are paid by payroll preparation company, ADP.

Schedule 10 - Payments to Insiders
------------------------------------------

                                   Current Month
                               ---------------------
                                   Fee    Health Ins    Auto                 Total
                               ----------------------------------------------------------------
   Ames Energy                       0.00                                                 0.00
   John Ames                     9,629.66  1,077.13    1,021.30                      11,728.09
   Terry Hardeman                5,416.44                                             5,416.44
   E L Ames, Jr                              466.17      978.00                       1,444.17
                               ----------------------------------------------------------------
                                15,046.10  1,543.30    1,999.30                      18,588.70
                               ----------------------------------------------------------------

                                   Total to Date
                               ---------------------
   Ames Energy                   3,637.50                                             3,637.50
   John Ames                    51,886.69  6,462.78    5,746.30                      64,095.77
   Terry Hardeman               42,571.44                                            42,571.44
   E L Ames, Jr                            2,797.02    5,868.00                       8,665.02
                               ----------------------------------------------------------------
                                98,095.63  9,259.80   11,614.30                     118,969.73
                               ----------------------------------------------------------------

Schedule 11 - Sale of Assets
------------------------------

On August 29, Venus sold its interest in the Nome Field, pursuant to Court permission. - See Schedule 16.


Schedule 12 - Interest Expense
------------------------------
      Central Insurance
       Company                                             6.00
      Frost Bank                                      14,165.39
                                                    ------------
                                                      14,171.39
                                                    ------------

Note: Effective July 1, 2003, Frost Bank began charging the default rate of interest of 11 % on the loan balance of 1,500,000 rather than the normal rate of 6.25%. Currently a restricted cash balance of 1,948,798 is on deposit at Frost bank. (Sch 17) On August 21, 2003 a hearing was held to determine to whom the restricted cash should be paid. It is the company's position this cash will be paid to Frost Bank as payment on the loan balance; however, the Court has not yet rendered an opinion.

Schedule 13 - Cash Receipts and Disbursements
-----------------------------------------------------

The cash balance decreased 6,623 during the month. Oil and gas proceeds decreased 2,994 which was caused mostly by more operating costs being netted, or withheld, by operators. The net proceeds for the month increased 4,809 but the amount withheld by the operators increased 7,803. Non-Operating receipts decreased 46,709. This was mostly due to Utah tax refund in July (26,822), and a decrease in Delay Rental payments received from partners of 6,304. Also, there was a decrease in expense reimbursement of 3,360. In July there were one time receipts of 2,528 from Bommer Engineering for prior months overhead payments and 7,695 realized on the closing of certain bank accounts.

Disbursements decreased 57,706. Delay rental payments were 42,226 in July and 38,248 in August; a decrease of 3,978. (Venus pays 100% of the delay rentals and is reimbursed by its partners for their share) Also a workover charge of 24,205 was paid during July. A payment of 17,776 was made to an operator in July, Flying J, for lease operating expense and in August they netted the expense against our revenue and therefore no payment was necessary. The balance of the increase, 11,747, is within the normal fluctuation of activity.

Schedule 14 - Revenue
------------------------------
   Revenue increased 7,249 from July.


Schedule 15 - Other Non-operating Expense
------------------------------------------
   Payment to ECS, Investment Banker                                                 10,000.00
                                                     ==========================================

Schedule 16 - Sale of Nome
 Field
------------------------------

   Gross Sales Proceeds                                                             440,000.00
   Less Commission                                                                  (18,946.40)
                                                     ------------------------------------------
      Net Proceeds                                                                  421,053.60

   Cost of Asset Sold                     160,525.97
   Accumulated Depletion and Depreciation (61,530.00)
                                          -----------
      Net Book Value                                                                 98,995.97
                                                     ------------------------------------------

   Gain on Sale                                                                     322,057.63
                                                     ==========================================


Schedule 17 - Restricted Cash
------------------------------
   Balance at Beginning of
    Month                                                                         1,519,656.90
   Interest Earned                                                                      995.12
   Proceeds from Sale of Nome                                                       440,000.00
   Commission Paid *                                                                (11,853.60)
                                                     ------------------------------------------

   Balance at End of Month                                                        1,948,798.42
                                                     ==========================================

* In accordance with Court approval, commission paid was in the form of a bonus to two employees. In September, the balance of the commission of 7092.80 will be paid in the form of tax deposits.

        Total Commission ( Schedule 16)                                              18,946.40
        Amount paid in August                                                        11,853.60
                                                     ------------------------------------------
           Balance to be Paid in September                                            7,092.80
                                                     ==========================================